UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2012

AV Homes, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-07395	23-1739078
(Commission File Number)	(I.R.S. Employer Identification No.)

8601 N. Scottsdale Rd., Suite 225, Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

(480) 214-7400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K of AV Homes, Inc. (the "Company"), filed with the Securities and Exchange Commission on July 16, 2012 (the "Original Form 8-K"), Patricia K. Fletcher notified the Company of her decision to resign as Executive Vice President, General Counsel and Corporate Secretary of the Company on July 13, 2012.  At the time of the Original Form 8-K, the effective date of Ms. Fletcher's resignation had not been determined.  On September 21, 2012, Ms. Fletcher notified the Company that her resignation as Executive Vice President, General Counsel and Corporate Secretary of the Company will be effective on September 30, 2012 (the "Effective Date").  Ms. Fletcher will remain active as the Executive Vice President of Avatar Properties, Inc., a wholly owned subsidiary of the Company ("Avatar Properties"), through October 31, 2012 as she assists the Company on the transition of her duties.  The Company also expects that Ms. Fletcher will remain associated with the Company as a consultant on certain projects, including, without limitation, the Poinciana Parkway project, following the effective time of her resignation.

In connection with her resignation, on September 25, 2012, Ms. Fletcher and the Company entered into a Separation Agreement, including General Release (the "Separation Agreement").  Under the terms of the Separation Agreement, after the Effective Date, Ms. Fletcher will continue to serve as Executive Vice President of Avatar Properties through October 31, 2012 (the "Termination Date").  The Separation Agreement further provides that effective at the Termination Date, Ms. Fletcher will receive:

(1)	9,000 shares of the Company's common stock, to be issued pursuant to the Company's Amended and Restated 2005 Executive Incentive Plan (2011 Restatement);

(2)	a Performance Bonus in the amount of $243,750 in recognition of Ms. Fletcher meeting certain performance objective and company goals in 2012; and

(3)	a Special Bonus Award in the amount of $300,000 in recognition of Ms. Fletcher's outstanding service to the Company from 2007 through the completion of her duties.

Also, on September 21, 2012, the Company appointed Dave M. Gomez as Executive Vice President, General Counsel and Corporate Secretary of the Company effective September 30, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV Homes, Inc.

Date: September 26, 2012	By:	/s/ Allen J. Anderson
	Name:	Allen J. Anderson
	Title:	Director, President, and
Chief Executive Officer (Principal Executive Officer)

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